COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 16 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity.

In October 2021, Sevic Systems SE (“Sevic”), a former channel partner, commenced a lawsuit against Shengzhou Machinery, one of Cenntro’s wholly owned subsidiaries, relating to a breach of contract for the sale of goods (the “Sevic Lawsuit”). Sevic filed its complaint with the People’s Court of Keqiao District, Shaoxing City, Light Textile City (the “People’s Court”). In the Sevic Lawsuit, Sevic alleges that the Shengzhou Machinery provided it with certain unmarketable goods and requests that the People’s Court (i) terminate two signed purchase orders under its contract with Shengzhou Machinery and (ii) award Sevic money damages for the cost of goods of $465,400, as well as interest and incidental losses, including freight and storage costs, for total damages of approximately $628,109. Sevic applied to the People’s Court to freeze certain assets of Shengzhou Machinery, which request was granted, resulting in the Company having restricted cash of $465,524 on its balance sheet as of December 31, 2021. The Company does not believe that Sevic’s claims have any merit and intends to vigorously defend against such claims.

Commitment for operating leases not included in operating lease liability as of December 31, 2021

Lease of Dusseldorf Facility

On December 4, 2021, the Company entered into an entrustment agreement (the “Entrustment Agreement”) with Cedar Europe GmbH, a company organized under the laws of Germany (“Cedar”) pursuant to which the Company entrusted Cedar to, in Cedar’s name, obtain a lease agreement for facilities in Germany and operate such lease facility under Cedar’s name in exchange for Cenntro’s responsibility for all expenditures and costs of the lease. On December 24, 2021, Cedar entered into a lease agreement for an approximately 27,220 square feet facility in Dusseldorf, Germany, where the Company now houses its European Operations Facility. The lease period began on January 1, 2022 and ends on December 31, 2024. The annual rent is approximately $210,991.

Lease of Jacksonville Facility

On January 20, 2022, the Company entered into an operating lease agreement (the “Jacksonville Lease”) between CAC, as tenant, the Company, as guarantor, and JAX Industrial One, LTD., as landlord, for a facility of approximately 100,000 square feet in Jacksonville, Florida. The lease period commenced on January 20, 2022 and ends 120 months following a five-month rent abatement period. Pursuant to the Jacksonville Lease, minimum annual rent is approximately $695,000, $722,800, and $751,710, for the first three years, sequentially, and rising thereafter.

Future minimum lease payment under non-cancellable operating lease agreement was as follows:

For the year ending December 31,	Operating Leases
2022	$615,991
2023	937,141
2024 and thereafter	7,498,835
Total	$9,051,967